MONTHLY SERVICER REPORT                                                                                       Page:    1

Issuer:                     GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          9/20/2001                                                         Run Date: Thu Sep 13, 2001


PAYMENT SUMMARY
---------------

Class                         Beginning      Pass Through       Interest      Principal           Total           Ending
Name         CUSIP              Balance              Rate           Paid           Paid    Distribution          Balance
-----        ---------    -------------      ------------     ----------   ------------    ------------    -------------
A-1          391533AA4             0.00       6.96088000%           0.00           0.00            0.00             0.00
A-2          391533AB2    40,714,400.33       7.36000000%     249,714.99   5,161,638.70    5,411,353.69    35,552,761.63
A-3          391533AC0    23,157,735.76       7.47000000%     144,156.91           0.00      144,156.91    23,157,735.76
A-4          391533AD8    44,023,820.59       7.51000000%     275,515.74           0.00      275,515.74    44,023,820.59
B            391533AE6     7,111,177.49       7.60000000%      45,037.46     340,191.89      385,229.34     6,770,985.61
C            391533AF3     7,434,412.83       7.75000000%      48,013.92     355,655.15      403,669.07     7,078,757.68
D            391533AG1     3,620,235.81       8.14000000%      24,557.27     173,188.60      197,745.86     3,447,047.22

Totals                   126,061,782.81                       786,996.28   6,030,674.33    6,817,670.61   120,031,108.48




                                 Target
             (defined)         Investor
                 Class        Principal
Class       Percentage           Amount
-----       ----------    -------------
AGGSNR         83.4500   102,734,317.98
B               5.5000     6,770,985.61
C               5.7500     7,078,757.68
D               2.8000     3,447,047.22



(Retained) Certificate Balance                                            3,077,720.73
% of Agg. Collateral Value, beginning                                           2.3804%
% of Agg. Collateral Value, ending                                              2.5000%


Monthly Principal Amount                                                  6,185,307.01
Additional Principal                                                              0.00
Overcollateralization Balance, beginning                                  3,232,353.41
Overcollateralization Balance, ending                                     3,077,720.73
Cumulative Loss Amount                                                            0.00

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

MONTHLY SERVICER REPORT                                                                                       Page:    2

Issuer:                     GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          9/20/2001                                                         Run Date: Thu Sep 13, 2001


OTHER INFORMATION
-----------------
AGGREGATE COLLATERAL VALUE (Discount Rate = 8.207%)
Initial Aggregate Discounted Contract Balance                           241,226,414.17

Aggregate Discounted Contract Balance, beginning                        129,294,136.22
Aggregate Discounted Contract Balance, ending                           123,108,829.21


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                               0.00
Residual Account Balance, ending                                                  0.00


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                     1,623,686.62
  Unreimbursed Servicer Advances collected                                  715,385.20
  Servicer Advances for the current Due Period                              744,406.88
  Non-recoverable Unreimbursed Servicer Advances                             94,913.00
Cumulative un-reimbursed Servicer Advances, ending                        1,557,795.30


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                        1,978,402.38
  Pymts rec'd in prior periods attributable to Current Due Period         1,772,363.96
  Pymts attributable to Future Due Periods                                2,292,709.27
Advance Payment Balance, ending                                           2,498,747.69


SUBSTITUTIONS
Defaulted Leases and Adj. Contracts Substituted to date, beginning        5,029,481.51
  Defaulted Leases and Adj. Contracts Substituted this month                586,199.86
Defaulted Leases and Adj. Contracts Substituted to date, ending           5,615,681.37
% of Agg. Collateral Value at Cut-Off Date (not to exceed 10%)                    2.33%

Non-Defaulted Leases or Adj. Contracts Substituted to date, beginning             0.00
  Non-Defaulted Leases or Adj. Contracts Substituted this month                   0.00
Non-Defaulted Leases or Adj. Contracts Substituted to date, ending                0.00


RESERVE FUND
Reserve Account Balance, beginning                                        2,412,264.14
  Required Reserve Amount                                                 2,412,264.14
  Required Draw to Increase Available Funds                                       0.00
  Reserve Fund Deficiency covered by Excess Available Funds                       0.00
  Excess Reserve Funds released to Waterfall                                      0.00
Reserve Account Balance, ending                                           2,412,264.14
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



MONTHLY SERVICER REPORT                                                                                       Page:    3

Issuer:                     GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
Seller and Servicer:        GreatAmerica Leasing Corporation
Distribution Date:          9/20/2001                                                         Run Date: Thu Sep 13, 2001


OTHER INFORMATION (continued)
-----------------------------
AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                             6,732,600.55
  Reinv. from Collection, Payahead, Residual, and Reserve Account            30,542.95
  Past due payments received                                                715,385.20
  Past due payments due on Early Termination (from Seller)                        0.00
  Proceeds from Prepayments not Replaced                                    584,199.63
  Recoveries on Non-Performing Leases not Substituted                             0.00
  Servicer Advances                                                         744,406.88
  Casualty and Termination Payments                                               0.00
  Expired Contract Proceeds                                                 184,413.56
  Repurchase of Ineligible Contracts                                              0.00
  Defaulted Contract Recoveries                                              48,863.37
  Net decrease (increase) in Advance Lease Payments Balance                -520,345.31
  Excess Reserve Funds                                                            0.00
Total Available Funds                                                     8,520,066.83


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                           8,520,066.83
        Reserve Fund Draw to Increase Available Funds                             0.00
 (i)    To the Servicer, unreimbursed Servicer Advances                     810,298.20
 (iii)  To the Servicer, Servicing Fee (75 bp)                               80,808.84
 (v) - (viii)  Note Interest Paid                                           786,996.28
 (ix) - (xvi)  Note Principal Paid                                        6,030,674.33
 (xvii) Reserve Fund Deposit                                                      0.00
 (xx)   Remainder to the Issuer                                             811,289.18

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

DELINQUENCY AND LOSS INFORMATION

                Number of    Ending Contract
                Contracts    Balance Remain.     Percentage
                ---------    ---------------     ----------
Current            21,714     129,674,170.87          98.33%
31-60 days            192       1,026,315.62           0.78
61-90 days             74         382,433.47           0.29
91-120 days            56         796,981.98           0.60


     Current             Current             Current             Cumulative
      Losses          Recoveries            Net Loss        Net Loss Amount
------------        ------------        ------------        ---------------
  372,984.69           62,793.64          310,191.05           4,194,665.16


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

RESIDUAL EVENT TRIGGERS

                                    Average of      Current        Prior    2nd Prior
                                 Last 3 Months   Due Period   Due Period   Due Period
                                 -------------   ----------   ----------   ----------
Residual Realization Percentage         141.69%      150.60%      139.52%      134.95%
Delinquency Percentage                    1.66         1.67         1.86         1.46
Cumulative Net Loss Percentage                         1.74         1.61         1.53

Residual Event?  No

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The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects;
and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer default, has occurred.

GreatAmerica Leasing Corporation, as Servicer



By: /s/Stan Herkelman_____________________
   Stan Herkelman
   Chief Financial Officer